SUPPLEMENT DATED SEPTEMBER 13, 2024

To the Prospectuses and Summary Prospectuses dated May 1, 2024 for

New York Life Insurance and Annuity Corporation (“NYLIAC”)

Corporate Executive Series Variable Universal Life Insurance Policies

CorpExec VUL II-V (“CEVUL II-V”)

CorpExec VUL VI (“CEVUL VI”)

and

CorpExec VUL Plus (“CEVUL Plus”)

and

to the Prospectus dated May 1, 2019, as amended, for

NYLIAC CorpExec Accumulator Variable Universal Life (“CEAVUL”)

and

to the Prospectus dated May 1, 2015, as amended, for

NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the prospectuses, initial summary prospectuses, and updating summary prospectuses, as amended (each a “Prospectus,” and together, the “Prospectuses”), for the variable universal life policies referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to inform you of certain changes to the Service Office address listed in the Prospectuses:

Keeping this purpose in mind, please note the following:

I.	Effective as of November 1, 2024:

Please use the following address to send policy premium payments and service Requests to us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: New York Life Institutional Life

6130 Sprint Parkway, Suite 400

Overland Park, KS 66211

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010